Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
EXPENSES
General and administrative expenses	$ (2,145)	$ (2,340)	$ (2,375)
Property investigation	(214)	(216)
Amortization	(12)	(14)	(25)
Share-based payments		(317)	(504)
Total expenses	(2,371)	(2,887)	(2,904)
OTHER ITEMS
Interest income	26	74	32
Impairment for exploration and evaluation assets	(26,510)
Foreign exchange loss	(4)	(209)	(7)
Other income (expense), net	(26,488)	(135)	25
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$ (28,859)	$ (3,022)	$ (2,879)
Basic and diluted weighted average number of common shares outstanding on a post-consolidation basis	79,152,786	71,824,814	46,592,964
Basic and diluted loss per share	$ (0.36)	$ (0.04)	$ (0.06)